Investor Presentation Acquisition of Partners Bancorp Exhibit 99.1

Legal Disclaimer Cautionary Notes on Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction with Partners Bancorp (the “Transaction”); the expected timing of the completion of the Transaction; the ability to complete the Transaction; the ability to obtain any required regulatory, stockholder or other approvals, authorizations or consents; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the Transaction; any statements of expectation or belief; any projections or plans related to certain financial or operational metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “could,” “may,” “target,” “outlook,” “estimate,” “forecast,” “pathway,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Partners Bancorp assumes any duty or obligation (and does not undertake) to update or supplement any forward-looking statements. Because forward-looking statements are, by their nature, to different degrees, uncertain and subject to numerous assumptions, risks and uncertainties, actual results or future events, circumstances or developments could differ, possibly materially, from those that OceanFirst or Partners Bancorp anticipated in its forward-looking statements, and future results and performance could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, under Item 1A “Risk Factors” in Partners Bancorp’s Annual Report on Form 10-K and those disclosed in OceanFirst’s and Partners Bancorp’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the Transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Transaction may not be timely completed, if at all; that prior to the completion of the Transaction or thereafter, OceanFirst’s and Partners Bancorp’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the Transaction; that required regulatory, stockholder or other approvals, authorizations or consents in connection with the Transaction are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ stockholders, customers, employees and other constituents to the Transaction; and diversion of management time as a result of the matters related to the Transaction. These risks, as well as other risks associated with the Transaction will be more fully discussed in the prospectus of OceanFirst and proxy statement of Partners Bancorp that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the Transaction. The list of factors presented here, and the list of factors that will be presented in the registration statement on Form S-4, is not, and should not be, considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this communication or in any documents, OceanFirst or Partners Bancorp claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Legal Disclaimer (Continued) Additional Information about the Proposed Transaction This communication is being made in respect of the proposed transaction involving OceanFirst and Partners Bancorp. In connection with the proposed transaction with Partners Bancorp, OceanFirst intends to file a registration statement on Form S-4 containing a prospectus of OceanFirst and proxy statement of Partners Bancorp and other documents with the SEC. Before making any voting or investment decision, the investors and stockholders of Partners Bancorp are urged to carefully read the entire prospectus of OceanFirst and proxy statement of Partners Bancorp when they become available and any other documents filed by OceanFirst or Partners Bancorp with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst, Partners Bancorp and/or the proposed transaction. When available, copies of the prospectus of OceanFirst and proxy statement of Partners Bancorp will be mailed to the stockholders of Partners Bancorp. Partners Bancorp investors and stockholders are also urged to carefully review and consider each of OceanFirst’s and Partners Bancorp’s public filings with the SEC, including but not limited to their respective Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. When available, copies of the prospectus of OceanFirst and the proxy statement of Partners Bancorp also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from OceanFirst by accessing OceanFirst’s website at https://oceanfirst.com/ under the tab “Investor Relations” and then under the heading “SEC Filings” or from Partners Bancorp by accessing Partners Bancorp’s website at https://www.partnersbancorp.com/ under the tab “Investor Relations” and then under the heading “SEC Filings.” Participants in the Solicitation OceanFirst, Partners Bancorp and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Partners Bancorp’s stockholders in connection with the OceanFirst–Partners Bancorp transaction. Information about the directors and executive officers of OceanFirst and their ownership of OceanFirst common stock is set forth in the proxy statement for OceanFirst’s 2021 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 20, 2021. Information about the directors and executive officers of Partners Bancorp and their ownership of Partners Bancorp’s common stock is set forth in the proxy statement for Partners Bancorp’s 2021 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 7, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of Partners Bancorp’s stockholders in connection with the OceanFirst–Partners Bancorp transaction may be obtained by reading the proxy statement of Partners Bancorp and prospectus of OceanFirst regarding the Partners Bancorp transaction when they become available. Once available, free copies of the proxy statement of Partners Bancorp and prospectus of OceanFirst may be obtained as described on the previous page. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Building a Premier Regional Franchise

Pro Forma Financial Highlights[1]

$13.5B *Assets[2]*	$1.5B *Market Cap[3,4]*
$9.3B *Loans[2]*	$11.2B *Deposits[2]*
~10% *'23 EPS Accretion[1,4]*	20%+ *IRR[1]*

- ***Accelerates strategic expansion into attractive Baltimore / D.C. region***
- ***Clear pathway to significant cost savings***
- ***Adds high-growth commercial-oriented franchise with stable deposit base***
- ***Attractively priced on a P/TBV basis at 146% vs. 166% for comparable transactions[4,5]***



OCFC Branches (58)
PTRS Branches (20)
PTRS LPOs (2)
ME
NH
MA
CT
RI
NY
NJ
PA
MD
DC
DE
VA
Boston Region
New York Region
Central & Northern New Jersey Region
Greater Philadelphia Region
Southern New Jersey Region
Baltimore Region
Delmarva Region
Virginia Region

(1) Based on OceanFirst's estimates for the acquisition of Partners Bancorp.
(2) Pro forma data as of the quarter ended September 30, 2021.
(3) Based on OceanFirst common stock price of $23.21 as of November 3, 2021 multiplied by pro forma outstanding shares of OceanFirst after giving effect to the transaction.
(4) Assumes 80% of Partners Bancorp shares elect the stock consideration and 20% elect the cash consideration.
(5) Median value for nationwide bank transactions announced in 2021 with target assets between $1.0B - $2.5B.

4

OCEANFIRST

Overview of Partners Bancorp Company Overview Historical Loan Growth ($millions)2 Partners Bancorp is the multi-bank holding company created in 2019 by the merger between The Bank of Delmarva and Virginia Partners Bank Financial Highlights (2021Q3) Loan and Deposit Composition3 Market Cap ($M)1 $154 ROAA 0.66% Total Assets ($M) $1,638   ROAE 7.79% Gross Loans ($M) $1,111 NIM 3.02% Total Deposits ($M) $1,435   Efficiency Ratio 73.9% TCE / TA 7.8% Yield on Loans 4.86% NPAs / Reported Assets 0.49%   Cost of Deposits 0.40% - 125 year old institution - One of the leading community banks in its coastal Maryland and Delaware markets - Additional presence in Philadelphia - Founded in 2008 - Located in the high growth Northern Virginia market - Recent lift-out of a lending team in metro D.C (1) Market cap based on common stock price of $8.67 as of November 3, 2021. (2) Based on combined bank regulatory financials of The Bank of Delmarva and Virginia Partners Bank. (3) As of or for the quarter ended September 30, 2021. 46% ’17 – YTD growth 10.7% CAGR Loans: $1.1B

Transaction Summary

Transaction Consideration	▪ Stock consideration of 60% to 100% and cash consideration of 0% to 40%[1] ▪ $186 million in aggregate consideration[2], or $10.38 per share[2] – Stock election consideration of 0.4512 OceanFirst shares for each Partners share (implied price per share of $10.47[2]) – Cash election consideration of $10.00 per share
Valuation Multiples[2,3]	▪ 146% of TBVPS ▪ 17.2x LQA EPS ▪ 7.7x LQA EPS assuming fully phased-in cost savings ▪ Core deposit premium of 5.1%
Key Transaction Assumptions	▪ One-time pre-tax transaction and integration expenses of $20 million ▪ Cost savings estimated at 40% of Partners' non-interest expense base – Phased-in 50% in 2022 and 100% thereafter ▪ Core deposit intangible (CDI) of 0.50% of Partners' non-time deposits. Amortization to occur over a 10 year period, sum of the years digits method ▪ 1.5% credit mark on Partners gross loans (~$17 million); 25% Non-PCD / 75% PCD ▪ Day 2 CECL reserve of 1.0x non-PCD credit mark ▪ Estimated net fair value of all purchase accounting marks (including the net credit mark and excluding CDI) of negative ~$17 million
Closing	▪ Estimated closing in first half of 2022 ▪ Subject to the receipt of required regulatory approvals, receipt of the requisite approval of Partners shareholders and satisfaction of other customary closing conditions

Key Financial Metrics[2]

~4%
2022 EPS Accretion

~10%
2023 EPS Accretion

~(4)%
Tangible Book Value Dilution

~3 years
TBV Earnback (crossover)

~1.13%
Pro Forma 2023 Est. ROAA

8.4%
Pro Forma TE / TA Ratio

(1) Partners Bancorp shareholders may elect stock or cash consideration, provided that a maximum of 40% of Partners Bancorp shares may be exchanged for the cash consideration.
(2) Based on OceanFirst common stock price of $23.21 as of November 3, 2021; Assumes 80% of Partners Bancorp shares elect the stock consideration and 20% elect the cash consideration.
(3) As of or for the quarter ended September 30, 2021.

6

OceanFirst

Experienced and Seasoned Acquiror Assets: $142 M 2015 2016 2017 2018 2019 2020 2021 ’15 – YTD Growth: Total Assets CAGR: 33% Assets: $1.1 B Assets: $1.6 B Assets: $2.0 B Assets: $495 M Assets: $798 M Assets: $1.1 B Assets: $1.6 B

OCFC Balance Sheet: Loan and Deposit Growth Total 2015 – YTD Deposits CAGR: 36% Total 2015 – YTD Loans CAGR: 31% PTRS acquisition